UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
November 17, 2017
COMMISSION FILE NUMBER 001-36285
Incorporated in the State of Delaware
I.R.S. Employer Identification Number 46-4559529
1301 Riverplace Boulevard, Jacksonville, Florida 32207
(Principal Executive Office)
Telephone Number: (904) 357-4600
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Rayonier Advanced Materials Inc.

Introductory Note.
As previously announced, Rayonier Advanced Materials Inc., a Delaware corporation (the “Company”), entered into an Arrangement Agreement, dated as of May 24, 2017 (as amended pursuant to that certain Amending Agreement, dated as of July 23, 2017, (the “Amending Agreement”), the “Arrangement Agreement”), by and between the Company and Tembec Inc., a corporation continued and existing under the laws of Canada (“Tembec”), and the Plan of Arrangement attached thereto (the “Plan of Arrangement”), pursuant to which the Company agreed to acquire all of the outstanding common shares of Tembec, as described in the Current Reports on Form 8-K filed by the Company on May 25, 2017 and July 24, 2017 (the “Arrangement”).
On November 17, 2017, the Company completed the Arrangement, pursuant to the terms of the Arrangement Agreement.
The descriptions of the Arrangement Agreement and the Arrangement in this Form 8-K do not purport to be complete and are subject to, and qualified in their entirety by, reference to the full text of the Arrangement Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 25, 2017, which is incorporated by reference herein and the full text of the Amending Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 24, 2017, which is incorporated by reference herein.

Item 2.01	Completion of an Acquisition or Disposition of Assets
On November 17, 2017, pursuant to the terms of the Arrangement Agreement and the Plan of Arrangement, the Company, through its wholly owned subsidiary Rayonier A.M. Global Investments Luxembourg SARL, acquired all of the outstanding common shares of Tembec for an aggregate purchase price consisting of (i) approximately CDN$317.3 million in cash (the “Cash Consideration”) and (ii) 8.4 million shares of the Company’s common stock, par value US$0.01 per share (“Company Common Stock”). The Cash Consideration was funded with cash-on-hand and borrowings under the Amended and Restated Credit Agreement (as defined below) in an aggregate principal amount of US$680 million.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
On November 17, 2017, in connection with the Arrangement, Rayonier A.M. Products Inc. (“Products”), a subsidiary of the Company, borrowed US$230 million in aggregate principal amount of senior secured term A-1 loans, and Rayonier Performance Fibers, LLC (“Performance Fibers”), a subsidiary of the Company, borrowed US$450 million in aggregate principal amount of senior secured term A-2 loans, in each case under that certain Amended and Restated Credit Agreement, originally dated as of June 24, 2014 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Amended and Restated Credit Agreement”), by and among the Company, Products, Performance Fibers, certain other subsidiaries of the Company party thereto, the lenders and L/C issuers party thereto, and Bank of America, N.A., as administrative agent.
The description of the Amended and Restated Credit Agreement in this Form 8-K does not purport to be complete and is subject to, and qualified in its entirety by reference to the full text of the Amended and Restated Credit Agreement, a form of which was filed as Annex A to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on August 18, 2017, which is incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities
The Company Common Stock issued in the Arrangement was issued in reliance upon Section 3(a)(10) of the U.S. Securities Act of 1933, as amended (the “Securities Act”), which exempts from the registration requirements under the Securities Act any securities that are issued in exchange for one or more bona fide outstanding securities where the terms and conditions of such issuance and exchange are approved, after a hearing upon the fairness of such terms and conditions at which all persons to whom it is proposed to issue securities in such exchange shall have the right to appear, by any court expressly authorized by law to grant such approval. As previously disclosed, the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on August 7, 2017, the Québec Superior Court issued a final order approving the Plan of Arrangement on August 7, 2017.

Item 7.01	Regulation FD Disclosures
On November 20, 2017, the Company issued a press release regarding the completion of the Arrangement described in Item 2.01.  A copy of the press release is being furnished as Exhibit 99.1 and is incorporated in this Item 7.01 by reference.
The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits
(a) Financial Statement of Businesses Acquired
The Company intends to file the historical financial statements of Tembec for the periods specified in Rule 3-05(b) of Regulation S-X in an amendment to this report under cover of Form 8-K/A no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.
(b) Pro Forma Financial Information
The Company intends to furnish pro forma financial information relating to the Tembec acquisition required pursuant to Article 11 of Regulation S-X in an amendment to this report under cover of Form 8-K/A no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.
(d) Exhibits

Exhibit Number	Description
2.1
Arrangement Agreement by and between Tembec Inc. and Rayonier Advanced Materials Inc. dated as of May 24, 2017 (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on May 25, 2017)*

2.2
Amending Agreement, dated as of July 23, 2017, to the Arrangement Agreement by and between Tembec Inc. and Rayonier Advanced Materials Inc. dated as of May 24, 2017 (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on July 24, 2017)

10.1
First Restatement Agreement, dated as of August 17, 2017, among Rayonier Advanced Materials Inc., as Holdings, Rayonier A.M. Products Inc. and Rayonier Performance Fibers, LLC, as Borrowers, certain subsidiaries of Rayonier Advanced Materials Inc. party thereto, the lenders and L/C issuers party thereto and Bank of America, N.A., as Administrative Agent (incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on August 18, 2017)

99.1	Press release entitled, “Rayonier Advanced Materials Completes Acquisition of Tembec” issued November 20, 2017
* The exhibits to the Arrangement Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any such schedules and exhibits to the U.S. Securities and Exchange Commission upon request.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Rayonier Advanced Materials Inc. (Registrant)

BY:	/s/ JOHN P. CARR
John P. Carr
Chief Accounting Officer and Vice President
November 20, 2017

3